Exhibit 10.2
ERHC ENVIRONMENTAL REMEDIATION HOLDING CORP.
111 Tubing Road
Broussard, Louisiana 70318
phone (318) 264-9657 fax (318) 837-1095


March 14, 1997

                                                     AGREEMENT

MYTEC AND ASSOCIATES: Hereinafter referred to as ("MYTEC"), SELLER


ENVIRONMENTAL REMEDIATION HOLDING CORP.: Hereinafter referred to as ("ERHC"), BUYER


SUBJECT:          WICHITA FALLS, TEXAS


ERHC agrees to purchase the Wichita Falls, Texas oil field of approximately 100 wells and all equipment now on site for 300,000 shares of ERHC Rule 144 Stock.


ERHC guarantees that ERHC will buy back the stock and pay Mr. Mike Hutcheson and/or partners $300,000 cash or MYTEC may elect to keep the ERHC stock in lieu of payment. MYTEC must notify ERHC within 45 days if they elect to keep the stock or be paid in full. If, for any reason, MYTEC elects to be paid the $300,000 and ERHC does not pay the moneys, then MYTEC will keep the stock and ERHC will return the property to MYTEC.


/s/Mike Hutcheson
MYTEC and Associates, Inc.
Mike Hutcheson, President


/s/Sam L. Bass, Jr.
Environmental Remediation Holding Corp.
Mr. Sam Bass, Jr., Chairman

Witnessed:
/s/Morris Theriot
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                           ASSIGNMENT AND BILL OF SALE

STATE OF TEXAS

COUNTY OF WICHITA

         KNOWN BY ALL THESE MEN PRESENT:

         That Mytec and Associates, 451 Pine, Ste. 224, Abilene, Texas, herein "Assignor", for and in consideration of the sum of Ten Dollars ($10.00) and other adequate and mutual consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby BARGAIN, SELL, TRANSFER, CONVEY, DELIVER AND ASSIGN unto Environmental Remediation Holding Corp., herein "Assignee", the following interest, which are collectively referred to herein as "Assigned Property", to wit:

A. All of Assignor's right, title and interest of record on the effective date hereof in and to the oil and gas, or oil, gas and mineral leases and any amendments thereto or ratifications thereof set out and described on Exhibit "A" attached hereto and made a part hereof, insofar and only insofar as said leases cover the lands and depths or horizons indicated on said Exhibit "A", herein "Leasehold".

B. All of Assignor's right, title and interest of record on the effective date hereof in and to only the well or wells and the production therefrom identified on Exhibit "A" and attributable to the Leasehold and in and to any equipment or other real, personal or mixed property located on the Leasehold, appurtenant thereto or used or obtained in connection with the said Leasehold or any well or wells identified in this Assignment located thereon, herein "Tangible Property".

C. All Assignor's rights, privileges, benefits, powers and obligations extended to or conferred upon Assignor by, through or under contracts of any kind whatsoever, including, but not limited to, the leases hereby assigned, and any valid pooling or unitization agreement or agreements to which they may be subject, existing as of the effective date of this Assignment insofar as they affect the herein assigned Leasehold or Tangible Property, herein "Contracts", and Assignee is hereby subrogated to all of the rights, privileges, benefits, powers and obligations of Assignor under any such Contracts, whether or not the same appear of record in the county where the property is located.

         This Assignment is made WITHOUT WARRANTY of any kind, either express or implied, as to the interest of Assignor in and to the Assigned Property, to the title of Assignor in and to the Assigned Property or to the fitness or merchantability of the Tangible Property, which Tangible property is hereby conveyed and accepted on an as is, where is basis; however, to the extent assignable or transferable, Assignor hereby conveys to Assignee and Assignee is hereby subrogated to all rights, covenants and warranties, if any, to which Assignor may be entitled to enforce with regard to Assigned Property, against Assignor's predecessors in title.

         In addition to being made subject to all conveyances, reservations and exceptions or other instruments of record, this Assignment is made and Assignee hereby accepts this Assignment subject to all terms, provisions, covenants, conditions, obligations and agreements, including, but not limited to, the plugging responsibility for any well or preferential purchase rights, contained in any Contracts existing as of the effective date of this Assignment and affecting the Assigned Property, whether or not recorded. Assignee hereby indemnifies and agrees to keep, save and hold Assignor harmless, free and clear from any claim, sit demand, penalty, judgment, action or cause for action arising or to arise out of Assignee's operations or Assignee's ownership of the Assigned Property. The indemnity contained herein includes reasonable attorney fees required to be spent by Assignor.

         Assignee, by acceptance of this Assignment, acknowledges that he is a sophisticated purchaser of oil and gas properties as such may be defined in any Local, State or Federal statute or regulation and Assignee hereby EXPRESSLY WAIVES all rights under such existing Local, State or Federal statute to claim to be an unsophisticated purchaser.

         It is the intent and this Assignment conveys to Assignee all of Assignor's right, title and interest of record on the effective date hereof, regardless, as to the description of Assigned Property, of the omission of any lease or leases, errors in description, any incorrect or misspelled names or any transcribed or incorrect recording references. This Assignment does not convey any right, title or interest that Assignor might acquire in or to the Assigned Property subsequent to the effective date of this Assignment. By this Assignment, Assignor makes no adverse claim in or to any lease or lands covered thereby included in the Assigned Property in which Assignor has no title. Further, Assignor hereby excepts from this Assignment and expressly reserves unto itself all rights, privileges and interest in and to the Assigned Property not hereby expressly identified on Exhibit "A" hereto.

         This Assignment is effective for all purposes on February 1, 1997 at 7:00 o'clock a.m. in the time zone in which the Assigned Property is located, "Effective Date". All production prior to the said Effective Date, including any oil above the Pipeline connection in tanks located on the Leasehold, belongs to Assignor. Ad valorem taxes for the year 1997 will be prorated.

         Assignee agrees to promptly notify all appropriate tax assessor-collectors of the rights and interests hereby transferred. Assignee assumes the sole responsibility for and agrees to promptly notify the purchasers of production of the transfer of interest and to furnish said purchasers any documentation required to permit purchaser to change its records. Assignee further agrees and hereby indemnifies Assignor against any obligation or liability to any party claiming an interest by, through or under this Assignment for the reimbursement of or accounting for any sum paid to Assignor for production produced after the Effective Date of this Assignment; however, Assignor agrees to make a good-faith effort for a period not to exceed ninety
(90) days from and after the Effective Date of this Assignment to see that any such sums received by Assignor are returned to the purchaser for credit to Assignee.

         TO HAVE AND TO HOLD THE ASSIGNED PROPERTY unto Assignee forever. The provisions hereof shall be covenants running with the land and shall inure to the benefit of and be binding upon the Assignor and Assignee, their respective heirs, personal representatives, successors and assigns.

         Executed this 17th day of February, 1997, but effective as of the date set out hereinabove.

ASSIGNOR:

/s/Mike Hutcheson
Mike Hutcheson


STATE OF TEXAS

COUNTY OF WICHITA

         This instrument was acknowledged before me this 14th day of March, 1997 by Mike Hutcheson.


                                                   NOTARY PUBLIC, State of Texas

Seal

                                   EXHIBIT "A"


Attached to that certain Assignment and Bill of Sale Effective February 1, 1997 by and between Mytec, Assignor, and ERHC, Assignee.

BURNETT LEASE
The east 20 acres out of Section 7, H. T. & B. R. R. Co. Survey, Abstract 134 and described by metes and bounds as follows:

Beginning at a stake in the intersection of the fence along the North boundary line of said Section 7 with the fence on the ground between Section 7, H.T. & B. R.R. Survey, Abstract 145, lying adjacent to and East of said Section 7, for the Northeast corner of the 40-acre tract covered by the lease;
THENCE, South along said fence a distance of 1,980 feet to a stake for the corner;
THENCE, West 880 feet to a stake for corner;
THENCE, North and parallel with the fence on the East boundary line of this tract a distance of 1,980 feet to a stake set under the fence along the North boundary line of said Section 7;
THENCE, East 880 feet to the PLACE OF BEGINNING.

DOUGLAS "AB" LEASE (1)
Oil, Gas and Mineral Lease dated July 1, 1922, duly recorded in Book 193, Page 562 of the records maintained for such Leases in the office of the County Clerk of Wichita County, Texas, from J. A. Fisher, Lessor, to I. A. Fine, Lessee, insofar as said lease covers the following described lands in said county, to wit:

The West 1/2 of the North 1/2 of the Northwest 1/4 of H & G N Ry Co., Survey No. 15, Abstract No. 145, containing 40 acres, more or less.

DOUGLAS "AB" LEASE (2)
Oil, Gas and Mineral Lease dated April 2, 1925, duly recorded in Book 226, Page 548 of the records maintained for such Leases in the office of the County Clerk of Wichita County, Texas, from J. A. Fisher, Lessor, to W. A. Patterson, Lessee, insofar as said lease covers the following described lands in said County, to wit:

The Southwest 1/4 of the Northwest 1/4 of Section 15, H & G N R. R. Co., Survey, Abstract No. 145, containing 40 acres, more or less.

DOUGLAS "AB" LEASE (3)
Oil, Gas and Mineral Lease dated May 7, 1935, duly recorded in Book 336, Page 48 of the records maintained for such Leases in the office of the County Clerk of Wichita County, Texas, from J. A. Fisher, Lessor, to Petroleum Investment Company, Lessee, insofar as said lease covers the following described lands in said County, to wit:

BEGINNING at a point 1961 feet North and 1775 feet East of the Southwest corner of Section 24, L. M. Collins Survey; THENCE Ease parallel with the South line of said survey a distance of 1775 feet to a stake for a corner; THENCE South 980.5 feet a stake for corner; THENCE West parallel with South line of said Survey a
distance of 1775 feet a stake for                 ; THENCE North 980.5 feet to a
stake the Southwest corner of                                 being the place of
beginning, and being 40 acres, more or less, out of L. M. Collins Survey, Abstract No. 399, Wichita County, Texas.

DOUGLAS "AB" LEASE (4)
Oil, Gas and Mineral Lease dated January 305, of the records maintained for such Leases in the office of the County Clerk of Wichita County, Texas, from J. A. Fisher, Lessor, to Fisher & Gilliland, Lessee(s) insofar as said lease covers the following described lands in said County, to wit:

BEGINNING at the Southwest corner of Section 24 L. M. Collins Survey, THENCE East along the South boundary line of said Section 24, 1775 feet to a stake; THENCE North 980.5 feet to a stake; THENCE West parallel with the South boundary line of said Section 24, 1775 feet to a stake in the West boundary line of said
Section 24; THENCE South along said West boundary line 980.5 feet to the place of beginning, the Southwest corner of Section 24, containing forty acres more or less.

DOUGLAS "AB" LEASE (5)
Oil, Gas and Mineral Lease dated April 21, 1926, duly recorded in Book 260, Page 450 of the records maintained for such Leases in the office of the County Clerk of Wichita County, Texas, from J. A. Fisher, Lessor, to Petroleum Investment Company, Lessee, insofar as said lease covers the following described lands in said County, to wit:

BEGINNING at a point in the West line 980.5 feet North of the Southwest corner of Section 24, L. M. Collins Survey; THENCE East 1775 feet to a stake; THENCE East 1775 feet to a stake; THENCE North 980.5 feet to a stake; THENCE West 1775 feet to a stake; THENCE South along the West Line of said Survey 980.5 feet to the place of beginning, and containing forty acres more or less.

DOUGLAS "AB" LEASE (6)
Oil, Gas and Mineral Lease dated July 15, 1935, duly recorded in Book 335, Page 553 of the records maintained for such Leases in the office of the County Clerk of Wichita County, Texas, from J. A. Fisher, Lessor, to Petroleum Investment Company, Lessee, insofar as said lease covers the following described lands in said County, to wit:

BEGINNING at a point in the West line 980.5 feet North of the Southwest corner of Section No. 24, L. M. Collins Survey; THENCE East 1775 feet; THENCE north
980.5 feet; THENCE West 1775 feet; THENCE South along the West line of said survey 980.5 feet to the place of beginning, containing 40 acres more or less, SAVE AND EXCEPT: (i) such part of said 40 acres as on the date of said lease was covered by subsisting oil and gas lease duly owned of record by said lessee, and (ii) said lease dated July 15, 1935, insofar, but only insofar, as same may have thereafter been duly released of record by the record owner thereof.

DOUGLAS "AB" LEASE (7)
Oil, Gas and Mineral Lease dated April 30, 1926, duly recorded in Book 259, Page 342 of the records maintained for such Leases in the office of the County Clerk of Wichita County, Texas, from J. A. Fisher, Lessor, to C. E. Simmons, Lessee, insofar as said lease covers the following described lands in said County, to wit:

Six acres of land out of Section 24, L. M. Collins Survey, Abstract no. 399, more particularly described as follows: BEGINNING at a point 3162 feet East of a point 1961 feet North of the Southwest corner of Section 24, L. M. Collins Survey, which said beginning point is also the Southeast corner of a certain 40-acre lease to C. E. Simmons; THENCE East 300 feet to a stake; THENCE north parallel with the East boundary line of above-mentioned 40-acre tract to a point in the FW& DC Ry Co. right of way; THENCE in a northwesterly direction along said right of way to a point 1114 feet North of the place of beginning; THENCE South along the East boundary line of said C. E. Simmons 40-acre tract, 1114
feet to the place of beginning, containing      acres more or less.

DOUGLAS "AB" LEASE (8)
Oil, Gas and Mineral Lease dated May 15, 1926, duly recorded in Book 268, Page 28 of the records maintained for such Leases in the office of the County Clerk of Wichita County, Texas, from J. A. Fisher, Lessor, to C. E. Simmons, Lessee, insofar as said lease covers the following described lands in said County, to wit:

Being out of the L. M. Collins Survey, Section 24, Abstract 399, and described in two tracts as follows:

1st tract: Beginning at a point 3462 East of a point 1961 feet North of the Southwest corner of Section 24, L. M. Collins Survey, which said beginnings point being also the Southeast corner of a certain six-acre tract lease to C. E. Simmons, as shown by oil and gas lease dated April 30th, 1926, recorded in Vol. 259, page 342 of the Deed Records of Wichita County, Texas; THENCE East 1833 feet to stake in the East boundary line of said Sec. 24, L. M. Collins Survey, the same being the Southeast corner of this tract; THENCE North along the East boundary line of said Sec. 24, L. M. Collins Survey to a point in the middle of the FW&DC Ry. right of way to the Northeast corner of said six-acre lease to C.
E. Simmons; THENCE South parallel with the West Line of said Section 24, L. M. Collins Survey to the place of beginning, and containing twenty (20) acres of land, more or less.

2nd tract: Beginning at a point 3550 feet East of a point 1961 feet North of the Southwest corner of Sec. 24, L. M. Collins Survey, which is the Northwest corner of this tract; THENCE South parallel with the East and West boundary lines of said Sec.

24, 997 feet to stake, same being the Southwest corner of this tract; THENCE East parallel with the South line of said Sec. 24, 872.5 feet to stake for Southeast corner of this tract; THENCE North parallel with the East boundary line of said Sec. 24 to the South line of the twenty-acre tract hereinabove described as "1st tract"; THENCE West along the South boundary line of the twenty-acre "1st tract" hereinabove described to the place of beginning, containing twenty acres, more or less.

DOUGLAS "AB" LEASE (9)
Oil, Gas and Mineral Lease dated December 10, 1956, duly recorded in Book 818, Page 186 of the records maintained for such Leases in the office of the County Clerk of Wichita County, Texas from G. M. Douglas and W. L. Douglas, Trustees of Douglas Mineral Trust, Lessors, to Petroleum Investment Company, Lessee, insofar as said lease covers the following described lands in said County, to wit:

Being 20 acres out of Section No. 24, L. M. Collins (H&GN RR) Survey, Abstract No. 399, known as a part of the original Fisher lands, of Wichita County, Texas further described by metes and bounds as follows:

Beginning at a stake located 1470.8 feet North of the Southwest Corner of the above described Section: THENCE North along the West Survey line of said Section
490.3 feet to a stake for corner; THENCE East 1775 feet to a stake for corner; THENCE South 940.3 feet to a stake for corner; THENCE West 1775 feet to a stake for corner, and to the place of beginning and embracing 20 acres of land at subsurface depths above, but not below, a subsurface depth of 2,100 feet only.

DOUGLAS "AB" LEASE (10)
Oil, Gas and Mineral Lease dated April 4, 1924, duly recorded in Book 266, Page 395 of the records maintained for such Leases in the office of the County Clerk of Wichita County, Texas, from J. A. Fisher, Lessor, to H. L. Evans, et al., Lessees, insofar as said lease covers the following described lands in said County, to wit:

Being out of Section 24, L. M. Collins Survey, Abstract 399, in Wichita County, Texas, more particularly described as follows:

BEGINNING  at a point  1961  feet  North and 1930 feet East of SW corner of said
Section  24;  THENCE  East  along a line  parallel  with the South  line of said section 1232 feet for SE corner of the tract; THENCE North along a line parallel with the West line of said Section 1114 feet to point on South line of FW&DC Ry Co. right of way; THENCE in a Northwesterly direction along the South line of said right of way to a point immediately North of the beginning point; THENCE South 1720 feet to place of beginning containing 40 acres of land, more or less.

DOUGLAS "C" LEASE
Oil, Gas and Mineral Lease dated June 17, 1913, duly recorded in Book 71, Page 33 of the records maintained for such Leases in the office of the County Clerk of Wichita County, Texas, from J. A.

Fisher, Lessor, to A. E. Pool, Trustee, Lessee, insofar as said lease covers the following described lands in said County, to wit:

96.4 acres of land out of the Western portion H&GNRR Company L. M. Collins Survey 24, Abstract No. 399, which lies South of the Fort Worth & Denver City Railway right of way, and being that portion of said Survey described as:

Beginning at a point in the West boundary line of said survey at its intersection with the South boundary line of said Fort Worth & Denver City Railway Company right of way; THENCE South with the West boundary line of said survey 950 varas; THENCE East 695.5 varas; THENCE North 615 varas to stake in South boundary line of said Fort Worth & Denver right of way; THENCE in a Northwesterly direction with the South boundary line of said right of way 773 varas to the place of beginning.


                               END OF EXHIBIT "A"